Exhibit 99.2

 October 29, 2026  Third-Quarter 2026 Earnings Presentation

 Forward Looking Statements  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE® in the U.S., Europe or Japan or failure to successfully commercialize BRINSUPRI® in the U.S. or Japan, or to maintain U.S., European or Japanese approval for ARIKAYCE or U.S., European or Japanese approval for BRINSUPRI; our inability to obtain full approval of ARIKAYCE from the FDA or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for our product candidates in the U.S., Europe or Japan, for ARIKAYCE outside of the U.S., Europe and Japan, including separate regulatory approval for the Lamira® Nebulizer System in each market and for each usage, or for BRINSUPRI outside of the U.S., Europe and Japan; failure to successfully commercialize our product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for such product candidates, if approved; uncertainties or changes in the degree of market acceptance of our marketed products or, if approved, our product candidates, by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for our marketed products or, if approved, our product candidates, or acceptable prices for our marketed products or, if approved, our product candidates; inaccuracies in our peak sales estimates for our marketed products and our product candidates; inaccuracies in our estimates of the size of the potential markets for our marketed products and our product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which we are dependent to manufacture sufficient quantities of our marketed products and our product candidates for commercial or clinical needs, as applicable, to conduct our clinical trials, or to comply with our agreements or laws and regulations that impact our business; risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors, LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of our marketed products or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for our marketed products or our product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates; development of unexpected safety or efficacy concerns related to our marketed products or our product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that healthcare legislation or other government action materially adversely affects our business; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of AI and machine learning may not be successful; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to our marketed products or our product candidates, including our license agreements with PARI and AstraZeneca AB, and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  Additional Disclaimers: Please be aware that TPIP, INS1148, INS1201, INS1202, and INS1033 are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease. This presentation is not promotion or advertisement of ARIKAYCE, BRINSUPRI, TPIP, INS1148, INS1201, INS1202, or INS1033. Insmed, ARIKAYCE, and BRINSUPRI are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).   TPIP: treprostinil palmitil inhalation powder | MAC / MACLD: Mycobacterium avium complex lung disease | U.S.: United States | FDA: Food & Drug Administration | AI: artificial intelligence

 Opening Remarks  Commercial Updates  Clinical Updates  Financial Results  5  7-12  14-15  18-21  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer

 Opening Remarks  Will Lewis | Chair & CEO

 Sustained Commercial Growth, Operational Excellence, and Scientific Innovation Position Insmed to Stand Apart  CAGR: compound annual growth rate | TPIP: treprostinil palmitil inhalation powder | RA: rheumatoid arthritis | IPF: idiopathic pulmonary fibrosis | IND: investigation new drug application | B: billion | * Assuming positive results from ongoing Phase 1 healthy volunteer study | † Three lead assets contain commercial approved products BRINSUPRI and ARIKAYCE and late-stage investigational product, TPIP. BRINSUPRI has a peak sales estimate of more than $7B, TPIP has a peak sales estimate of more than $6B, and ARIKAYCE has a peak sales estimate of more than $1B | Note: Initiation indicates that trial sites are open and ready to screen patients for enrollment  Three key ideas:  Three lead assets† forecasted to grow at collective >20% CAGR over next 10+ years  Collective peak revenue estimate of more than $14B† with upside potential  Expect to achieve cash flow positivity in 2027  Strong Revenue &   Earnings Potential  Delivering strong revenue performance while scaling commercial, clinical, and technical capabilities  Advancing four Phase 3 TPIP studies while preparing to initiate Phase 2 studies of INS1033 in RA* and INS1148 in IPF in 2027*  Operational   Excellence  Advancing therapies with first- or best-in-class potential  Continue to expect to submit 1-2 INDs per year  First data from gene therapy programs expected in 2027  Line of sight to 9 programs with potential to enter clinic between now and 2029  Robust   Research Engine

 BRINSUPRI® Updates  Will Lewis | Chair & CEO

 BRINSUPRI® Continues to Outperform Strong Launch Analogs; Full-Year 2026 Guidance Raised to $1.35 to $1.4 Billion  U.S.: United States | † Launch-aligned revenues compare each product based on quarters since launch (1st quarter post-launch, 2nd quarter post-launch, etc.), regardless of calendar quarter or year. All reported revenues are in millions of U.S. dollars. | Note: unaudited BRINSUPRI revenues for the first, second and third quarters of 2026 | Note: Numbered footnotes referenced on this slide can be found in the appendix of this presentation titled "Launch Analog Footnotes“ | Note: Product revenues are reported in U.S. dollars and sourced from financial filings and earnings disclosures as described in more detail in the footnotes. Revenues have not been adjusted for inflation and reflect reported values as of the date of public disclosure.  Launch-Aligned Revenues by Quarter†  2nd Full Quarter  1st Full Quarter  3rd Full Quarter  4th Full Quarter  ®1  ®4  ®5  ™2  ™3  ™6  ™7  BRINSUPRI achieves blockbuster status in first four full quarters of launch

Only Approved Medicine for Patients with NCFB in **Japan**; BRINSUPRI Launches with **Favorable Pricing**


insmed
ブリヌスプリ®錠 25mg
インスメッド合同会社
25mg
30錠

Estimate that ***~150K patients*** *are currently diagnosed with NCFB in Japan**

- **ASPEN:** Japanese patients** on 25 mg brensocatib demonstrated substantially **greater reduction in annualized PE rate** (68%) vs. global study (19%)†
  - **FEV_1:** 97 mL Japanese cohort vs. 38 mL global study‡
  - **FVC**: 164 mL Japanese cohort vs. 75 mL global study‡
- Japan is expected to be the primary driver of **international BRINSUPRI revenues*****

NCFB / Bronchiectasis: non-cystic fibrosis bronchiectasis | PE: pulmonary exacerbation; exacerbations were adjudicated events in the intention-to-treat (ITT) analysis set analyzed using a negative binomial model | FVC: forced vital capacity | FEV_1: forced expiratory volume in 1 second (a key measure of lung function) | mg: milligram | mL: milliliter | K: thousand | * Total addressable market (TAM) prevalence data referenced on this slide can be found in the "Epidemiological Footnotes" section of the appendix of the Investor Presentation | ** Morimoto K, et al. Respir Investig. 2026 Mar;64(2):101357. | *** Precedent from other specialty medicines launched in the United States, Europe, and Japan, suggests that collectively, international markets typically represent approximately 10% to 15% of global peak sales.| † Annual exacerbation rate risk reduction vs. placebo for the Japanese patient cohort and the full global study (ITT) | ‡ Least squares (LS) mean difference in change from baseline vs. placebo for the Japanese patient cohort and the ITT

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 Strategic Collaborations Aimed at Building a Robust Body of Long-Term Evidence  European Multi-centre Bronchiectasis Audit and Research Collaboration (EMBARC)  3-year open-label study   Up to 3,000 patients  Six countries  Assess long-term disease modification potential with sustained 25 mg brensocatib treatment  Evaluate whether earlier brensocatib initiation further slows disease progression  Study Goals:  NCFB / Bronchiectasis: non-cystic fibrosis bronchiectasis | BEST-BE: Brensocatib Effectiveness, Safety, and Tolerability in Bronchiectasis study | PE: pulmonary exacerbation | QoL: quality of life | NTM: Nontuberculous Mycobacteria | EMBARC: European Multi-centre Bronchiectasis Audit and Research Collaboration (European bronchiectasis registry) | mg: milligram | U.S.: United States  Brensocatib Effectiveness, Safety, and Tolerability in Bronchiectasis (BEST-BE) Study in Collaboration with the Bronchiectasis & NTM Association  2-year multicenter prospective study  Up to 1,000 patients  13 U.S. sites  Measure the incidence and frequency of PEs in patients treated with 10 and 25 mg brensocatib  Assess QoL, adverse events, lung function, time to next PE, severe PE rates, respiratory pathogens, and NTM culture conversion  Study Goals:

 Multiple Initiatives Underway to Improve Bronchiectasis Detection & Diagnosis Through Three Strategic Priorities  NCFB / Bronchiectasis: non-cystic fibrosis bronchiectasis | COPD: chronic obstructive pulmonary disease | NTM: Nontuberculous Mycobacterium | ATS: American Thoracic Society; this initiative is supported by an independent research grant provided by Insmed | AI: artificial intelligence  EVIDENCE GENERATION  STRATEGIC PARTNERSHIPS  EDUCATION & AWARENESS  Educate healthcare providers to improve their understanding and identification of NCFB while driving overall awareness of the potential signs of undiagnosed disease  Form strategic partnerships to explore opportunities to transform how NCFB is detected and diagnosed in the care setting  Establish the prevalence and scale of undiagnosed NCFB among COPD and asthma patients to improve how it is diagnosed and treated in clinical practice  Physician Educator Program  Celebrity Awareness Campaign  Potential Partnerships with Diagnostic Developers  AI Diagnostic Tools &   Predictive Analytics  Retrospective Imaging Analysis  Example Initiatives:  Example Initiatives:  Example Initiatives:

 ARIKAYCE® Updates  Will Lewis | Chair & CEO

 ARIKAYCE® Continues to Execute Commercially; Full-Year 2026 Guidance Raised to $460 to $470 Million  U.S.: United States | Int’l: international | M: million | sNDA: supplemental new drug application | FDA: Food and Drug Administration | PMDA: Pharmaceuticals and Medical Devices Agency | Q: quarter | MACLD: Mycobacterium avium complex lung disease | † Unaudited revenues for three months ended September 30, 2026; Growth is vs. same prior year period | † Total addressable market (TAM) prevalence data referenced on this slide can be found in the “Epidemiological Footnotes” section of the appendix of the Investor Presentation. Note: Refractory MAC patients included in all MACLD TAM estimates | * if expanded label for ARIKAYCE is approved in the U.S. and Japan   Potential Label Expansion*  Q3 2026 Revenue†  U.S.  $75.5M  +2%  Int’l  $48.9M   +21%  Worldwide  $124.4M  +9%  sNDA granted priority review by FDA, with PDUFA target action date of January 28, 2027  Intend to submit data to PMDA in Q4:26 to support potential Japan label expansion  Expect to launch under expanded all MACLD label in the U.S. & Japan in 1H:27*  Combined TAM could expand to >200K patients‡ in the U.S. and Japan*

 Clinical Updates  TPIP: treprostinil palmitil inhalation powder  Will Lewis | Chair & CEO

 PALM Represents One of the Broadest Active Programs in the Pulmonary Space; Phase 3 Studies Progress On Track  TPIP: treprostinil palmitil inhalation powder | PAH: pulmonary arterial hypertension | PH-ILD: pulmonary hypertension due to interstitial lung disease | PPF: progressive pulmonary fibrosis | IPF: idiopathic pulmonary fibrosis | H: half | Q: quarter | Note: Initiation indicates that trial sites are open and ready to screen patients for enrollment  >35% enrolled and on track for enrollment completion in 1H:28  First patient enrolled  Initiated first site and on track to start enrollment in Q4:26  Initiation expected 1H:27  TPIP

Investing Behind Earlier-Stage Programs to **Fuel Next Phase of Growth**

Key updates:

INS1033

- **DPP1 candidate** actively recruiting for Phase 1 **healthy volunteer study**
- Expect Phase 1 **PK** and **NSP levels** data in **2027**
- Expect to advance to **Phase 2 study in RA in 2027***, followed by **UC** and **COPD**

INS1148

- Monoclonal antibody designed to selectively target SCF248 and **inhibit upstream inflammatory & fibrotic** signaling
- Expect to initiate a Phase 2 program in **IPF in 2027**, followed by **PPF** and potentially other diseases

INS1201

- Designed for **intrathecal delivery**, with the goal of minimizing liver exposure
- **Fully enrolled** Phase 1 study of 12 pediatric **DMD** patients
- Expect to share **initial data in 2027**

INS1202

- Also designed for **intrathecal delivery**
- Phase 1 study **actively enrolling sporadic** and **SOD1 ALS** patients
- Cohort 1 **fully enrolled** (all sporadic patients)
- Expect to share **initial data in 2027**

insmed

DPP1: dipeptidyl peptidase 1 inhibitor | PK: pharmacokinetics | NSP: neutrophil serine protease | RA: rheumatoid arthritis | UC: ulcerative colitis | COPD: chronic obstructive pulmonary disease | SCF248: stem cell factor 248 | PPF: progressive pulmonary fibrosis | IPF: idiopathic pulmonary fibrosis | DMD: Duchenne muscular dystrophy | ALS: amyotrophic lateral sclerosis | SOD1: superoxide dismutase 1 gene | * Assuming positive results from ongoing Phase 1 healthy volunteer study

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 Let’s Recap  BRINSUPRI’s launch momentum supports upward revision of Full-Year 2026 revenue guidance to between $1.35 and $1.4B   ARIKAYCE continues to deliver steady growth while positioning for potential label expansion in the U.S. and Japan in 2027*  Phase 3 TPIP studies continue to progress on track while multiple Phase 2 and Phase 1 programs prepare to initiate in 2027**  B: billion | U.S.: United States | TPIP: treprostinil palmitil inhalation powder | * Pending regulatory approval | ** Assuming success in pre-clinical and early-clinical studies

 Financial Results  Sara Bonstein | Chief Financial Officer

 v  v  Strong Third-Quarter Revenue Performance Across Both Commercial Products  $400.1M in revenue  +29% sequential growth  GTN fell within annual guidance range of mid- to high-20%s  $124.4M in revenue  +9% growth vs. Q3 2025  GTN fell within annual guidance range of low- to mid-20%s  Total   Revenues  $524.4M  M: million | Q: quarter | GTN: gross-to-net

Third-Quarter Performance Supports Raising Low End of Full-Year Guidance for Both Commercial Products

Full-Year 2026	Revenue GUIDANCE	Gross-to-Net GUIDANCE
Brinsupri® (brensocatib)	▲ $1.35B to $1.4B† *Previously $1.25 to $1.4 Billion*	Mid-20%s to High-20%s *Unchanged*
ARIKAYCE® (amikacin liposome inhalation suspension) | Limited Population	▲ $460M to $470M‡ *Previously $450 to $470 Million*	Low-20%s to Mid-20%s *Unchanged*

B: billion | M: million | † BRINSUPRI guidance does not contemplate meaningful revenue contribution from Japan in 2026 | ‡ ARIKAYCE guidance does not contemplate contribution from a potential label expansion approval in the U.S. and Japan in 2026

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 Advancing Commercial and Clinical Programs Through Investment  Three Months Ended*  9/30/2026  9/30/2025  Total Revenues  $524.4  $142.3  Cost of Product Revenues**   As a % of Revenues  (78.2)  14.9%  (29.4)  20.6%  R&D  (270.0)  (186.4)  SG&A  (253.0)  (186.4)  Other†  (12.6)  (106.2)  Total Operating Expenses   $(613.8)  $(508.3)  Operating Loss  $(89.4)  $(366.0)  Costs** as % of revenues decreased y/y, reflecting BRINSUPRI contribution  R&D and SG&A increased y/y reflecting investments in growth:  BRINSUPRI launch  Clinical pipeline development  R&D: research and development | SG&A: selling, general and administrative expenses | y/y: year-over-year | * Unaudited | ** Excludes amortization of intangible assets; also referred to as “costs” | † Includes amortization of intangible assets and change in fair value of contingent consideration   (in $ millions, except for percentages)

 We Continue to Believe Cash Flow Positivity in 2027 Can Be Achieved Without Additional Capital*   DTC: direct-to-consumer | H: half | B: billion | * Assuming no material expansion in expense base from business development | ** Includes anticipated payments of $50 million to AstraZeneca related to regulatory & sales-based milestones | † Unaudited cash, cash equivalents, and marketable securities position as of September 30, 2026  ~$1.1B  September 30, 2026†  In Cash, Cash Equivalents,   and Marketable Securities   Cash burn was lower than recent quarters, driven by higher revenue generation and appropriate financial discipline  Expect increased investment in clinical programs, and Japan commercial infrastructure in Q4:26**

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Martina Flammer  Chief Medical Officer

 Appendix

Launch Analog Footnotes *(1 of 3)*

1. BRINSUPRI | Launched in Q3 2025; Q4 2025 represents the first full quarter of sales
   a) BRINSUPRI generated US$144.6 million in net product sales during the fourth quarter of 2025 (Insmed Incorporated, 2026). Insmed Incorporated. Insmed Reports Fourth-Quarter and Full-Year 2025 Financial Results and Provides Business Update. February 19, 2026. https://investor.insmed.com/2026-02-19-Insmed-Reports-Fourth-Quarter-and-Full-Year-2025-Financial-Results-and-Provides-Business-Update
   b) BRINSUPRI generated US$207.9 million in net product sales during the first quarter of 2026 (Insmed Incorporated, 2026). Insmed Incorporated. (2026, May 7). Insmed reports first-quarter 2026 financial results and provides business update. https://investor.insmed.com/2026-05-07-Insmed-Reports-First-Quarter-2026-Financial-Results-and-Provides-Business-Update
   c) BRINSUPRI generated US$309.2 million in net product sales during the second quarter of 2026 (Insmed Incorporated, 2026). Insmed Incorporated. (2026, August 6). Insmed reports second-quarter 2026 financial results and provides business update. https://investor.insmed.com/2026-08-06-Insmed-Reports-Second-Quarter-2026-Financial-Results-and-Provides-Business-Update
   d) BRINSUPRI generated US$400.1 million in net product sales during the third quarter of 2026 (Insmed Incorporated, 2026). Insmed Incorporated. (2026, October 29). Insmed reports third-quarter 2026 financial results and provides business update.

2. WINREVAIR | Launched in Q2 2024
   a) WINREVAIR generated US$70 million in sales during the second quarter of 2024 (Merck & Co., Inc., 2024). Merck & Co., Inc. (2024, July 30). Merck announces second-quarter 2024 financial results. https://www.merck.com/news/merck-announces-second-quarter-2024-financial-results/
   b) WINREVAIR generated US$149 million in sales during the third quarter of 2024 (Merck & Co., Inc., 2024). Merck & Co., Inc. (2024, October 31). Merck announces third-quarter 2024 financial results. https://www.merck.com/news/merck-announces-third-quarter-2024-financial-results/
   c) WINREVAIR generated US$200 million in sales during the fourth quarter of 2024 (Merck & Co., Inc., 2025). Merck & Co., Inc. (2025, February 4). Merck announces fourth-quarter and full-year 2024 financial results. https://www.merck.com/news/merck-announces-fourth-quarter-and-full-year-2024-financial-results/
   d) WINREVAIR generated US$280 million in sales during the first quarter of 2025 (Merck & Co., Inc., 2025). Merck & Co., Inc. (2025, April 24). Merck announces first-quarter 2025 financial results. https://www.merck.com/news/merck-announces-first-quarter-2025-financial-results/

3. OHTUVAYRE | Launched in Q3 2024; Q4 2024 represents the first full quarter of sales
   a) Ohtuvayre generated US$36.6 million in net product sales during the fourth quarter of 2024 (Verona Pharma plc, 2025). Verona Pharma plc. (2025, February 27). Verona Pharma reports fourth quarter and full year 2024 financial results and provides corporate update. https://www.veronapharma.com/news/verona-pharma-reports-fourth-quarter-and-full-year-2024-financial-results-and-provides-corporate-update/
   b) Ohtuvayre generated US$71.3 million in net product sales during the first quarter of 2025 (Verona Pharma plc, 2025). Verona Pharma plc. (2025, April 29). Verona Pharma reports first quarter 2025 financial results and provides corporate update. https://www.veronapharma.com/news/verona-pharma-reports-first-quarter-2025-financial-results-and-provides-corporate-update/
   c) Ohtuvayre generated US$102.9 million in net product sales during the second quarter of 2025 (Verona Pharma plc, 2025). Verona Pharma plc. (2025, August 6). Quarterly report (Form 10-Q) for the quarter ended June 30, 2025. U.S. Securities and Exchange Commission. https://www.sec.gov/Archives/edgar/data/1657312/000165731225000026/vrna-20250630.htm
   d) Ohtuvayre generated US$136 million in net sales during the third quarter of 2025 (Ligand Pharmaceuticals Incorporated, 2025). Ligand Pharmaceuticals Incorporated. (2025, November 6). Third quarter 2025 financial results [PDF]. https://s206.q4cdn.com/221775662/files/doc_financials/2025/q3/Q3_2025_Earnings_Release_Slides.pdf | Note: Third-quarter 2025 Ohtuvayre sales were sourced from Ligand disclosure of Verona-reported net sales; Ligand is eligible to receive low single-digit royalties on global Ohtuvayre net sales pursuant to its license agreement with Verona Pharma.

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Launch Analog Footnotes *(2 of 3)*

4. DUPIXENT | Launched in Q2 2017
   a) Dupixent collaboration revenue was US$28.6 million during the second quarter of 2017 (Regeneron Pharmaceuticals, Inc., 2017). Regeneron Pharmaceuticals, Inc. (2017, August 3). Quarterly report (Form 10-Q) for the quarterly period ended June 30, 2017. U.S. Securities and Exchange Commission. https://www.sec.gov/Archives/edgar/data/872589/000153217617000027/regn-063017x10q.htm
   b) Dupixent collaboration revenue was US$89 million in the third quarter of 2017, with sales occurring almost exclusively in the United States (Regeneron Pharmaceuticals, Inc., 2017). Regeneron Pharmaceuticals, Inc. (2017, November 8). Regeneron reports third quarter 2017 financial and operating results. https://investor.regeneron.com/news-releases/news-release-details/regeneron-reports-third-quarter-2017-financial-and-operating
   c) Dupixent collaboration revenue was US$138.9 million during the fourth quarter of 2017 (Regeneron Pharmaceuticals, Inc., 2018). Regeneron Pharmaceuticals. Form 10-K, fiscal year ended December 31, 2017, filed February 8, 2018. U.S. SEC EDGAR. https://investor.regeneron.com/sec-filings/sec-filings/sec-filing/10-k/0001532176-18-000013
   d) Dupixent collaboration revenue was US$131.4 million during the first quarter of 2018 (Regeneron Pharmaceuticals, Inc., 2018). Regeneron Pharmaceuticals, Inc. (2018, May 3). Regeneron reports first quarter 2018 financial and operating results. https://investor.regeneron.com/news-releases/news-release-details/regeneron-reports-first-quarter-2018-financial-and-operating

5. FASENRA | Launched in Q4 2017; Q1 2018 represents the first full quarter of sales
   a) Fasenra generated US$21 million in product sales during the first quarter of 2018 (AstraZeneca PLC, 2018). AstraZeneca PLC. (2018, May 18). Q1 2018 results announcement [PDF]. https://www.astrazeneca.com/content/dam/az/PDF/2018/Q1-2018/Q1%202018%20Results%20announcement.pdf
   b) Fasenra generated US$65 million in product sales during the second quarter of 2018 (AstraZeneca PLC, 2018). H1 2018 Results Announcement. July 26, 2018. https://www.astrazeneca.com/content/dam/az/PDF/2018/h1-2018/H1%202018%20Results%20announcement.pdf
   c) Fasenra generated US$86 million in product sales during the first nine months of 2018 (AstraZeneca PLC, 2018). Year-to-Date and Q3 2018 Results Announcement. November 8, 2018. https://www.astrazeneca.com/content/dam/az/PDF/2018/Q3/Year-To-Date_and_Q3_2018_Results_announcement.pdf
   d) Fasenra generated US$125 million in product sales during the fourth quarter of 2018 (AstraZeneca PLC, 2019). AstraZeneca PLC. Full-Year 2018 Results Announcement. February 14, 2019. https://www.astrazeneca.com/content/dam/az/PDF/2018/full-year/Full-Year_2018_Results_announcement.pdf

6. REZDIFFRA | Launched in Q2 2024
   a) Rezdiffra generated US$14.6 million in net sales during the second quarter of 2024 (Madrigal Pharmaceuticals, Inc., 2024). Madrigal Pharmaceuticals, Inc. (2024, August 7). Madrigal Pharmaceuticals reports second quarter 2024 financial results and provides business update. https://ir.madrigalpharma.com/news-releases/news-release-details/madrigal-pharmaceuticals-reports-second-quarter-2024-financial
   b) Rezdiffra generated US$62.2 million in net sales during the third quarter of 2024 (Madrigal Pharmaceuticals, Inc., 2024). Madrigal Pharmaceuticals, Inc. (2024, November 7). Madrigal Pharmaceuticals reports third quarter 2024 financial results and provides business update. https://ir.madrigalpharma.com/news-releases/news-release-details/madrigal-pharmaceuticals-reports-third-quarter-2024-financial
   c) Rezdiffra generated US$103.3 million in net sales during the fourth quarter of 2024 (Madrigal Pharmaceuticals, Inc., 2025). Madrigal Pharmaceuticals, Inc. (2025, February 27). Madrigal Pharmaceuticals reports fourth quarter and full year 2024 financial results and provides business update. https://ir.madrigalpharma.com/news-releases/news-release-details/madrigal-pharmaceuticals-reports-fourth-quarter-and-full-year-2024
   d) Rezdiffra generated US$137.3 million in net sales during the first quarter of 2025 (Madrigal Pharmaceuticals, Inc., 2025). Madrigal Pharmaceuticals, Inc. First Quarter 2025 Financial Results. May 8, 2025. Rezdiffra net sales of $137.3M. https://ir.madrigalpharma.com/news-releases/news-release-details/madrigal-pharmaceuticals-reports-first-quarter-2025-financial

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Launch Analog Footnotes *(3 of 3)*

7. TEZSPIRE | Launched in Q1 2022
   a) TEZSPIRE generated US$7 million in sales during the first quarter of 2022 (Amgen Inc., 2022). Amgen reports first quarter 2022 financial results. https://investors.amgen.com/news-releases/news-release-details/amgen-reports-first-quarter-2022-financial-results
   b) TEZSPIRE generated US$29 million in sales during the second quarter of 2022 (Amgen Inc., 2022). Amgen reports second quarter 2022 financial results. https://www.amgen.com/newsroom/press-releases/2022/08/amgen-reports-second-quarter-2022-financial-results
   c) TEZSPIRE generated US$55 million in sales during the third quarter of 2022 (Amgen Inc., 2022). Amgen reports third quarter 2022 financial results. https://www.amgen.com/newsroom/press-releases/2022/11/amgen-reports-third-quarter-2022-financial-results
   d) TEZSPIRE generated US$79 million in sales during the fourth quarter of 2022 (Amgen Inc., 2023). Amgen reports fourth quarter and full year 2022 financial results. https://investors.amgen.com/news-releases/news-release-details/amgen-reports-fourth-quarter-and-full-year-2022-financial-results

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